EXHIBIT 10.48





                              TRITON ENERGY LIMITED
                AMENDED AND RESTATED 1997 SHARE COMPENSATION PLAN


     Triton Energy Limited (the "Company") hereby establishes its Amended and Restated 1997 Share Compensation Plan. Capitalized terms used herein are defined in Article I. This Plan amends and restates the 1997 Share Compensation Plan, initially adopted by the Company in 1997, as amended and restated by the Company in December 1998.

     The purpose of the Plan is to help the Company and its Subsidiaries attract and retain Directors, Employees and Advisors and to provide such persons with a proprietary interest in the Company, which will (a) increase the interest of the Directors, Employees and Advisors in the Company's welfare; (b) furnish an incentive to the Directors, Employees and Advisors to continue their services for the Company or its Subsidiaries; and (c) provide a means through which the Company or its Subsidiaries may attract able persons to enter its employ or serve as Directors, Employees or Advisors.

                                    ARTICLE I
                                   Definitions
                                   -----------

     For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

          "Advisor" means any person performing services for the Company or any Subsidiary of the Company, with or without compensation, to whom the Company chooses to grant Stock Options or to whom the Company chooses to issue Elected Shares or Restricted Shares in accordance with the Plan, provided that bona fide
                                                                       ---- ----
services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital-raising transaction.

          "Board" means the Board of Directors of the Company as constituted from time to time.

          "Cause" means an act or acts involving a felony, fraud, willful misconduct, the commission of any act that causes or reasonably may be expected to cause substantial injury to the Company, or other good cause. The term "other good cause" shall include, but shall not be limited to, habitual impertinence, a pattern of conduct that tends to hold the Company up to ridicule in the community, conduct disloyal to the Company, conviction of any crime of moral turpitude, and substantial dependence, as judged by the Committee, on alcohol or any controlled substance. To the extent that a Participant is a party to a written employment agreement with the Company or any Subsidiary that contains a provision setting forth consequences for termination for cause and a definition of cause, such definition shall control with respect to benefits granted hereunder.

          "Change in Control" means the occurrence of any of the following events: (i) there shall be consummated (x) any consolidation, amalgamation or merger of the Company in which (I) the Company is not the continuing or surviving corporation or (II) where the Company is the continuing or surviving corporation, the Company's Ordinary Shares outstanding immediately prior to the merger would be converted into cash, securities or other property, or the holders of the Company's Ordinary Shares immediately prior to the merger would represent less than a majority of the common stock or ordinary shares of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Company, (ii) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, (iii) any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the 1934 Act) or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than the Company or any successor of the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary (including such plan's trustee), becomes, without the prior approval of the Board, a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 25.0% or more of the Company's then outstanding securities having the right to vote in the election of Directors of the Company, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the Directors of the Company, unless the election, or the nomination for election, by the Company's shareholders, of each new Director of the Company was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of the period.

          "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

          "Committee" means the committee or committees appointed or designated by the Board or another Committee in accordance with Section 2.1 of the Plan.

          "Date of Grant" means the effective date on which a Stock Option is awarded to a Director, Employee, or Advisor as set forth in the Stock Option Agreement.

          "Director"  means  a  member  of  the  Board.

          "Disability" means an event whereby a Participant is rendered unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment in accordance with policies as may be determined from time to time by the Committee.

          "Elected Share Agreement" means an agreement between the Company and a Participant with respect to the issuance of Elected Shares.

          "Elected  Shares"  means Ordinary Shares issued to a Participant under
Article  IV.

          "Employee"  means  an  employee  of  the Company or of any Subsidiary.

          "Fair Market Value" of an Ordinary Share means (i) the closing price per share on the principal stock exchange on which the Ordinary Shares are traded, or (ii) if not listed for trading on a stock exchange, the mean between the closing or average (as the case may be) bid and asked prices per Ordinary Share on the over-the-counter market, whichever is applicable.

          "Incentive Stock Option" means an option to purchase Ordinary Shares granted to a Participant and which is intended to be treated as an "incentive stock option" under Section 422 of the Code.

          "1934  Act"  means  the  Securities  Exchange Act of 1934, as amended.

          "Non-Employee Director" means a Director of the Company who is not an Employee.

          "Nonqualified Stock Option" means any Stock Option that does not qualify as an Incentive Stock Option.

          "Ordinary Shares" means the Ordinary Shares, par value $.01 per share, of the Company or in the event that the outstanding Ordinary Shares are hereafter changed into or exchanged for shares or other securities of the Company or another issuer, such other shares or securities.

          "Participant" means any Employee, Director or Advisor who is, or who is proposed to be, a recipient of a Stock Option, Elected Shares or Restricted Shares.

          "Plan" means this Triton Energy Limited 1997 Share Compensation Plan, as amended from time to time.

          "Restricted Shares" means Ordinary Shares issued to a Participant pursuant to Article VII.

          "Retirement" of a Participant shall be deemed to be retirement in accordance with policies as may be determined from time to time by the Committee.

          "Restricted Share Agreement" means an agreement between the Company and a Participant with respect to the issuance of Restricted Shares.

          "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended from time to time, or any successor provision.

          "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder from time to time.

          "Section 162(m) Exception" means the exception under Section 162(m) for "qualified performance-based compensation."

          "Stock Options" means any and all Incentive Stock Options and Nonqualified Stock Options granted pursuant to Article V of the Plan.

          "Stock Option Agreement" means an agreement between the Company and a Participant with respect to one or more Stock Options.

          "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.


                                   ARTICLE II
                           Administration; Eligibility
                           ---------------------------

     2.1     Administration.  The  Plan  shall be administered by a committee or
             --------------
committees of Directors appointed by the Board, each of which may delegate all or any of a portion of its powers with respect to the Plan to a committee of Directors, whether or not then serving on the appointing committee; provided that, with respect to any Stock Option that is intended to satisfy the requirements of the Section 162(m) Exception, such committee shall consist of at least such number of Directors as are required from time to time to satisfy the
Section 162(m) Exception, and each such committee member shall qualify as an "outside director" within the meaning of Section 162(m). Any member of any such committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the committee may be filled by appointment by the Board.

     The Committee shall select one of its members (if more than one) to act as its Chairman, and shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall have complete discretion and authority to (i) designate from time to time the persons to whom Stock Options will be granted and Elected Shares and Restricted Shares will be issued, (ii) interpret the Plan, (iii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine the terms, details and provisions of each Stock Option Agreement, Elected Share Agreement and Restricted Share Agreement, (iv) modify or amend any Stock Option Agreement, Elected Share Agreement and Restricted Share Agreement or modify, amend or waive any terms, conditions or restrictions applicable to any Stock Option, Elected Shares or Restricted Shares, and (v) make such other determinations and, subject to the terms of the Plan, take such other action as it deems necessary or advisable. In this regard, the Committee shall consider and give appropriate weight to input from representatives of management of the Company regarding the contributions or potential contributions to the Company of certain of the Participants or potential Participants. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants.

     2.2     Eligibility.  Any  Director,  Employee  and Advisor whose judgment,
             -----------
initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees shall be eligible to receive Incentive Stock
Options. The Committee's determinations under the Plan (including without limitation determinations of which persons, if any, are to receive Stock Options, Elected Shares and Restricted Shares, the form, amount and timing of such Stock Options, Elected Shares and Restricted Shares, the terms and provisions of such Stock Options, Elected Shares and Restricted Shares and any agreements evidencing same) need not be uniform and may be made by it selectively among Employees, Directors and/or Advisors who receive, or are eligible to receive, Stock Options, Elected Shares and Restricted Shares under the Plan.

                                   ARTICLE III
                             Shares Subject to Plan
                             ----------------------

     The Committee may not grant Stock Options or issue Elected Shares or Restricted Shares under the Plan for more than 2,600,000 Ordinary Shares, in the aggregate (as may be adjusted in accordance with Article XI or XII hereof), and no Participant shall be eligible to receive more than 50% of such shares. Shares to be distributed and sold may be made available from either authorized but unissued Ordinary Shares or Ordinary Shares held by the Company in its treasury. Shares that by reason of the expiration or unexercised termination of a Stock Option or forfeited Elected Shares or Restricted Shares are no longer subject to issuance to the Participant may be reofferred under the Plan.

                                   ARTICLE IV
                                 Elected Shares
                                 --------------

     4.1     Eligibility. The Committee shall have complete discretion to select
             -----------
the particular Directors, Employees and Advisors to whom Elected Shares may be issued, if any; provided that Non-Employee Directors are automatically eligible to elect to receive Elected Shares as provided under this Article IV.

     4.2     Election  to  Receive Elected Shares.  Each Participant eligible to
             ------------------------------------
receive  Elected  Shares may make an irrevocable election (an "Election") either
(a) to receive a grant of Ordinary Shares in a number determined by the Committee from time to time in an amount or amounts determined by the Committee (whether in a fixed amount or by formula) or (b) not to participate in this
Article IV. With respect to the participation by Non-Employee Directors, each such Director is automatically eligible to elect to receive a grant of 1,000 Elected Shares in conjunction with an election to receive a grant of Stock Options to purchase 10,000 Ordinary Shares pursuant to Section 5.7 of the Plan, except as provided in Section 5.7 of the Plan.

     4.3     Written  Election.  Unless  the  Committee  otherwise provides, any
             -----------------
Participant eligible for Elected Shares and electing to participate shall make his or her election in writing delivered to the Secretary of the Company (which written election may be in the form of an Elected Share Agreement) no later than January 31 of the year with respect to which such Participant's compensation will be applied toward the issuance of Elected Shares; provided that with respect to Non-Employee Directors electing to participate for the 1997 year, such election shall be made no later than May 15, 1997; and provided further, that with respect to Non-Employee Directors elected to the Board for the first time, such election shall be made no later than ten (10) days following the date of his or her election to the Board. A Participant participating in this Article IV may revoke or change his or her election by filing a new election with the Secretary of the Company. Any revocation or change in election by a Participant shall not be effective for any period with respected to which Elected Shares have been issued to such Participant.

     4.4     Issuance  of  Shares.  Unless  the Committee otherwise provides and
             --------------------
except as provided below with respect to Non-Employee Directors, on each date on which a payment of compensation to a Participant is due, Ordinary Shares shall be issued to such Participant in an amount determined by the Committee pursuant to Section 4.1. With respect to each Non-Employee Director electing to receive Elected Shares pursuant to Section 4.2, the Ordinary Shares shall be issued on such date as the Committee may specify,, or as soon thereafter is reasonably practicable (although the date specified by the Committee shall be deemed the date of issuance); provided that, with respect to Non-Employee Directors electing to participate for the 1997 year, 1,000 Ordinary Shares shall be issued on such date as any necessary prior approvals are obtained, or as soon thereafter as is reasonably practicable (although the date specified in the applicable Elected Share Agreement shall be deemed the date of issuance); and provided further, that with respect to a Non-Employee Director elected to the Board for the first time who elects to participate for the year in which he or she is elected, 1,000 shares shall be issued on such date as any necessary prior approvals are obtained, or as soon thereafter is reasonably practicable (although the date of delivery of his or her election to the Plan Administrator shall be deemed the date of issuance). All Electing Shares issued or deemed issued pursuant to this Article IV shall be deemed outstanding for all purposes as of the date of their deemed issuance; provided that, with respect to Elected Shares issued to Non-Employee Directors pursuant to this Section 4.4, unless the Committee otherwise specifies, for a period of one year from the date of deemed issuance, such Elected Shares shall not be sold, transferred or otherwise disposed of, and shall not be pledged or otherwise hypothecated, and if for any reason other than death, disability or Retirement, such Non-Employee Director is not a Director of the Company at the end of such one-year term, then such shares shall be forfeited and returned to the Company. The issuance of Elected Shares shall be evidenced by Elected Share Agreements setting forth the total number of shares to be issued and such other terms, restrictions and provisions as are consistent with the Plan.


                                    ARTICLE V
                                  Stock Options
                                  -------------

     5.1     Eligibility.  The  Committee  shall,  from time to time, select the
             -----------
particular Directors, Employees and Advisors to whom the Stock Options provided under this Article V are to be granted.

     5.2     Grant  of  Stock  Options.  All  grants of Stock Options under this
             -------------------------
Article V shall be awarded by the Committee at such times and for such amounts as the Committee may determine. In the discretion of the Committee, any grant to an Employee may be in the form of an Incentive Stock Option (subject to the requirements of the Code). The grant of Stock Options shall be evidenced by Stock Option Agreements setting forth the total number of shares subject to each Stock Option, the option exercise price, the term of the Stock Option, and such other terms and provisions as are consistent with the Plan.

     5.3     Option  Exercise  Price.  The  exercise  price  for  a Stock Option
             -----------------------
granted under this Article V shall be determined by the Committee and shall be an amount not less than 100% of the Fair Market Value per Ordinary Share on the Date of Grant. Notwithstanding anything to the contrary in this Section 5.3, the exercise price of each Stock Option granted under the Plan shall not be less than the par value per share of an Ordinary Share.

     5.4     Option  Period.  The  option  period  for each Stock Option granted
             --------------
under this Article V will begin and terminate on the respective dates specified by the Committee. No Stock Option granted under the Plan may be exercised at any time after its term. The Committee may provide that Stock Options granted under this Article V may vest and be exercised in installments and upon such terms, conditions and restrictions as it may determine.

     5.5     Payment.  Full  payment  for  shares  purchased  upon exercise of a
             -------
Stock  Option  shall  be made (i) in cash, (ii) by certified or cashier's check,
(iii) if permitted by the Committee, by Ordinary Shares, (iv) if permitted by the Committee, and if permitted under applicable law, by delivery of a promissory note for the purchase price, which note shall provide for full personal liability of the maker and shall contain such other terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Ordinary Shares, (v) by delivery of a copy of irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon exercise of the Stock Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (vi) if permitted by the Committee, and to the extent permitted under applicable law, by any combination of the foregoing. If any portion of the purchase price or a note given at the time of exercise is paid in Ordinary Shares, those shares shall be valued at the then Fair Market Value.

     5.6     Exercise of Stock Option.  Stock Options granted under the Plan may
             ------------------------
be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable Stock Option Agreements.

     The Committee shall have the right to accelerate the time at which any Stock Option granted under this Article V shall become vested and exercisable.

     Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option will be deemed exercised for purposes of the Plan when (i) written notice of exercise has been received by the Company (which notice shall set forth the number of Ordinary Shares with respect to which the Stock Option is to be exercised and the date of exercise thereof) and (ii) payment of the Option Exercise Price is received by the Company in accordance with Section 5.5 above; provided that, with respect to a cashless exercise of any Stock Option (in accordance with clause (v) of Section 5.5 above), such Stock Option will be deemed exercised for purposes of the Plan on the date of sale of the Ordinary Shares received upon exercise.

     5.7     Automatic  Grant  of  Stock  Options.
             ------------------------------------

     (a) Grant of Stock Options. In addition to the options provided for in this
         ----------------------
Article V, throughout the term of this Plan, on such date or dates in January of each year as the Committee may specify (and the Committee shall specify the Date of Grant or the manner in which the Date of Grant shall be determined based on the election by each Non-Employee Director), each Non-Employee Director of the Company shall be entitled to elect to receive either (i) 1,000 Elected Shares pursuant to Section 4.2 of the Plan and a Nonqualified Stock Option to purchase 10,000 Ordinary Shares or (ii) a Nonqualified Stock Option to purchase 15,000 Ordinary Shares. In addition, if a person is first appointed or elected as a Non-Employee Director other than at a date that would permit him or her to participate in the election provided in the first sentence of this paragraph
(a), then on the date of such appointment or election the Committee shall grant to such Non-Employee Director a Nonqualified Stock Option to purchase 15,000 Ordinary Shares. Notwithstanding anything in the foregoing to the contrary, in no event shall any Holder Designee (as defined in that certain Shareholders Agreement dated as of September 30, 1998 between the Company and HM4 Triton, L.P.) who is an employee, principal or director of HM4 Triton, L.P. or Hicks, Muse, Tate & Furst Incorporated be entitled to elect to receive Elected Shares pursuant to the second sentence of Section 4.2 of the Plan or Stock Options pursuant to this Section 5.7(a), whether on an annual basis or upon his or her first appointment or election as a Non-Employee Director.

     (b)  Option  Exercise Price.  The exercise price for a Stock Option granted
          ----------------------
under this Section 5.7 shall be equal to 100% of the Fair Market Value of an Ordinary Share on the Date of Grant. Notwithstanding anything to the contrary in this paragraph, the exercise price of each Stock Option granted pursuant to this Section 5.7 shall not be less than the par value of an Ordinary Share.

     (c)  Option  Period.  The option period for each Stock Option granted under
          --------------
this Section 5.7 will terminate ten years from the Date of Grant. No Stock Option granted under this Section 5.7 may be exercised at any time after its term.

     (d)  Exercise  of  Stock  Option.  Except  only  as  specifically  provided
          ---------------------------
elsewhere in this Plan and as set forth in any Stock Option Agreement, each Stock Option granted under this Section 5.7 shall be fully vested and exercisable as to all of the Ordinary Shares covered thereby on the Date of Grant.


                                   ARTICLE VI
                     Limitations on Incentive Stock Options
                     --------------------------------------

     Notwithstanding the terms of Article V hereof, the following provisions of this Article VI shall apply to all Incentive Stock Options granted under the Plan.

     6.1     Stock  Ownership  Limitation.  In  the  case  of an Incentive Stock
             ----------------------------
Option, the Stock Option Agreement shall include provisions that may be necessary to assure that the option is an incentive stock option under the Code. No Incentive Stock Option may be granted to an Employee who owns more than 10% of the total combined voting power of all classes of shares of the Company or its Subsidiaries. This limitation will not apply if the option price is at least 110% of the fair market value of the Ordinary Shares on the Date of Grant and the option is not exercisable more than five years from the Date of Grant.

     6.2     Limitation  on  Exercise of Incentive Stock Options.  To the extent
             ---------------------------------------------------
required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code.

     6.3     Limitation  on  Incentive  Stock  Option  Characterization.  To the
             ----------------------------------------------------------
extent that any Stock Option fails to qualify as an Incentive Stock Option, such Stock Option will be considered a Nonqualified Stock Option.


                                   ARTICLE VII
                                RESTRICTED SHARES
                                -----------------

     Section  7.1     Eligibility.  The Committee shall have complete discretion
                      -----------
to select the particular Directors, Employees and Advisors to whom Restricted Shares may be issued, if any.

     Section  7.2     Transfer  Restrictions.  Subject  to the terms, provisions
                      ----------------------
and conditions of the Plan, the Committee shall, upon the approval of the issuance of Restricted Shares, determine the number of shares to be issued to each Participant and to prescribe the form of the instruments evidencing any issuance of Restricted Shares and the legend, if any, to be affixed to the certificates representing Restricted Shares. Restricted Shares shall not be sold, transferred or otherwise disposed of, and shall not be pledged or otherwise hypothecated (any such sale, transfer or other disposition, pledge or other hypothecation being referred to as "to dispose of" or a "disposition"), by any Participant except as permitted under any conditions imposed by the Committee in connection with the issuance thereof. The Committee may require any Participant to whom Restricted Shares are issued to execute and deliver to the Company a stock power in blank with respect to the shares issued and may require that the Company retain possession of the certificates for shares with respect to which the restrictions have not lapsed.

     Section  7.3     Notice  to  Company  of  Section  83(b)  Election.  Any
                      -------------------------------------------------
Participant who exercises the election under Section 83(b) of the Code to have his receipt of shares of Restricted Shares taxed currently without regard to the restrictions shall give notice to the Company of such election immediately upon making the election. Such an election must be made within thirty days of the effective date of issuance and cannot be revoked except with the consent of the Internal Revenue Service, as required by the treasury regulations under the Code.

     Section 7.4     Withholding.  The Company is authorized to withhold any tax
                     -----------
required to be withheld from the amount considered as taxable compensation to the Participant. In the event that funds are not otherwise available to cover any required withholding tax, the Participant shall be required to provide such funds before shares shall be issued to him.


                                  ARTICLE VIII
                      Termination of Employment or Service
                      ------------------------------------

     In the event a Participant who is an Employee shall cease to be employed by the Company or a Subsidiary, or a Participant who is a Director or Advisor shall cease to serve as a Director or Advisor, for any reason other than death, Retirement, Disability or for Cause, (i) the Committee shall have the ability to accelerate the vesting of the Participant's Stock Option and the lapse of any transfer restrictions imposed on Restricted Shares or Elected Shares in its sole discretion, and (ii) such Participant's Stock Option shall be exercisable (to the extent exercisable on the date of termination of employment or service as a Director or Advisor, or, if the Committee, in its discretion, has accelerated the vesting of such Stock Option, to the extent exercisable following such acceleration) (a) if such Stock Option is an Incentive Stock Option, at any time within three months after the date of termination of employment, unless by its terms the Stock Option expires earlier; or (b) if such Stock Option is a Nonqualified Stock Option, at any time within one year after the date of termination of employment or service as a Director or Advisor, unless by its terms the Stock Option expires earlier or unless the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option. In addition, a Participant's Stock Option may be exercised and any transfer restrictions imposed on a Participant's Restricted Shares and Elected Shares shall lapse as follows in the event such Participant ceases to serve as an Employee, Director or Advisor due to death, Disability, Retirement or for Cause:

     (a)     Death.  Except as otherwise limited by the Committee at the time of
             -----
the grant of a Stock Option or the issuance of Elected Shares or Restricted Shares, if a Participant dies while employed by the Company or a Subsidiary, or while serving as a Director or Advisor, or within three months after ceasing to be an Employee, Director or Advisor, his Stock Option shall become fully vested and exercisable on the date of his death and shall expire three years thereafter, unless by its terms it expires sooner or the Committee agrees, in its sole discretion, to further extend the term of such Stock Option (other than an Incentive Stock Option), and any transfer restrictions imposed on a Participant's Restricted Shares or Elected Shares shall lapse. During such period, the Stock Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Participant's personal representative or by the distributees to whom the Participant's rights under the Stock Option shall pass by will or by the laws of descent and distribution.

     (b)     Retirement.  If  a Participant ceases to be employed by the Company
             ----------
or a Subsidiary, or ceases to serve as a Director or Advisor, as a result of Retirement, (i) the Committee shall have the ability to accelerate the vesting of the Participant's Stock Option and the lapse of any transfer restrictions imposed on Restricted Shares or Elected Shares in its sole discretion, and (ii) the Participant's Stock Option shall be exercisable (to the extent exercisable on the effective date of such retirement or, if the vesting of such Stock Option has been accelerated, to the extent exercisable following such acceleration) (a) if such Stock Option is an Incentive Stock Option, at any time three months after the effective date of such Retirement, unless by its terms the Stock Option expires earlier, and (b) if such Stock Option is a Nonqualified Stock Option at any time within one year after the effective date of such Retirement, unless by its terms the Stock Option expires sooner or the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option.

     (c)     Disability.  If  a Participant ceases to be employed by the Company
             ----------
or a Subsidiary, or ceases to serve as a Director or Advisor, as a result of Disability, the Participant's Stock Option shall become fully vested and exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner or, unless the Committee agrees, in its sole discretion, to extend the term of such Stock Option (other than an Incentive Stock Option), and any transfer restrictions imposed on a Participant's Restricted Shares or Elected Shares shall lapse.

     (d)     Cause.  If  a Participant ceases to be employed by the Company or a
             -----
Subsidiary, or ceases to serve as a Director or Advisor, because the Participant is terminated for Cause, the Participant's Stock Option shall automatically expire, and any Restricted Shares and Elected Shares as to which the transfer restrictions imposed thereon have not lapsed shall be returned and forfeited to the Company, unless the Committee otherwise agrees in its sole discretion.

Notwithstanding anything in the foregoing to the contrary, with respect to any Nonqualified Stock Option granted to a Non-Employee Director pursuant to Section 5.7, if a Participant ceases to serve as a Director for any reason (other than removal for Cause), such Nonqualified Stock Option shall remain exercisable for a period of five years thereafter, unless by its terms the Nonqualified Stock Option expires sooner or the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option.


                                   ARTICLE IX
                           Amendment or Discontinuance
                           ---------------------------

     The Plan may be amended or discontinued by the Board or the Committee, without the approval of the shareholders or Participants; provided that no termination or amendment of the Plan may, without the consent of the Participant to whom any Stock Option has theretofore been granted or Elected Shares or Restricted Shares have been issued, adversely affect the rights of such Participant with respect to such Stock Option, Elected Shares or Restricted Shares.


                                    ARTICLE X
                                      Term
                                      ----

     The Plan may be terminated at any time by action of the Board or the Committee; provided that such termination will not adversely affect the terms of any outstanding Stock Options, Restricted Shares or Elected Shares.


                                   ARTICLE XI
                               Capital Adjustments
                               -------------------

     If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding Ordinary Shares, or there shall be a change in the issued and outstanding Ordinary Shares, through the declaration of a share dividend or through any recapitalization, stock split, combination, or exchange of Ordinary Shares, then and in such event:

          (i) Any Elected Shares and Restricted Shares issued or deemed issued hereunder will be deemed outstanding and affected in the same manner as the outstanding Ordinary Shares (provided that any securities or other property distributed or deemed distributed in respect of Restricted Shares or Elected Shares shall be subject to the transfer restrictions then imposed on the underlying Restricted Shares or Elected Shares);

          (ii) An appropriate adjustment shall be made in the maximum number of Ordinary Shares then subject to being awarded under grants pursuant to the Plan, to the end that the same proportion of the Company's issued and outstanding Ordinary Shares shall continue to be subject to being so awarded; and

          (iii) Appropriate adjustments shall be made in the number of Ordinary Shares and the exercise price per share thereof then subject to purchase pursuant to each Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding Ordinary Shares in each instance shall remain subject to purchase at the same aggregate exercise price.

     Any  fractional  shares resulting from any adjustment made pursuant to this
Article XI shall be rounded to the nearer whole share for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of shares of any class, or securities convertible into shares of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Ordinary Shares then subject to outstanding Stock Options granted under the Plan.

                                   ARTICLE XII
                   Recapitalization, Merger and Consolidation
                   ------------------------------------------

          (a) The existence of this Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger, share exchange or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference shares ranking prior to or otherwise affecting the Ordinary Shares or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) Subject to any required action by the shareholders, if the Company shall be the surviving or resulting corporation in any merger, share exchange or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of Ordinary Shares subject to the Stock Option would have been entitled.

          (c) In the event of any merger, share exchange or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each Ordinary Share subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of shares or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the shareholders of the Company in respect of each Ordinary Share held by them, such outstanding Stock Options to be thereafter exercisable for such shares, securities, cash or property in accordance with their terms.

          (d) In the event of a Change in Control of the Company, then, notwithstanding any other provision in the Plan to the contrary, the vesting of all unvested installments of Stock Options outstanding shall thereupon automatically be accelerated and all such Stock Options shall become exercisable in full and any transfer restrictions remaining applicable to Restricted Shares shall automatically lapse.

          (e) In case the Company shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise thereof (in lieu of each Ordinary Share which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each Ordinary Share. In the event that the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets in the nature of a partial liquidation, spin-off or other special distribution, then the Committee may make or provide for such adjustment in the number of Ordinary Shares covered by outstanding Stock Options, in the exercise price applicable to such Stock Options and/or in the kind of shares covered thereby that the Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of rights of Participants that otherwise would result therefrom.

                                  ARTICLE XIII
                    Options in Substitution for Stock Options
                    -----------------------------------------
                          Granted by Other Corporations
                          -----------------------------

     Stock Options may be granted under the Plan from time to time in substitution for stock options held by employees of a corporation who become or are about to become Employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Subsidiary or a sale of substantially all of the assets of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE XIV
                            Miscellaneous Provisions
                            ------------------------

     14.1     Transferability  of  Stock  Options.
              ------------------------------------

     (a)     Incentive  Stock  Options.  Incentive  Stock  Options  may  not  be
             -------------------------
transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Stock Option Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Company may waive or modify any limitation contained in this Section that is not required for compliance with Section 422 of the Code.

     (b)     Nonqualified  Stock  Options.  The  Committee  may,  in  its  sole
             ---------------------------
discretion, provide in any Stock Option Agreement with respect to Nonqualified Stock Options (or in an amendment to any existing Stock Option Agreement) such provisions regarding transferability of the Nonqualified Stock Options as the Committee, in its sole discretion, deems appropriate.

     14.2     Investment  Intent.  The  Company  may  require  that  there  be
              ------------------
presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the Ordinary Shares to be issued, purchased or transferred are being acquired for investment and not with a view to their distribution.

     14.3     No Right to Continue Employment.  Nothing in the Plan or the grant
              -------------------------------
of any Stock Option or the issuance of any Elected Shares or Restricted Shares confers upon any Director, Officer, Employee or Advisor the right to continue in the employ or service of the Company or interferes with or restricts in any way the right of the Company to discharge or remove any Director, Officer, Employee or Advisor at any time (subject to any contract rights of such person).

     14.4     Shareholders'  Rights.  The  holder  of  a Stock Option shall have
              ---------------------
none of the rights or privileges of a shareholder except with respect to shares which have been actually issued.

     14.5     Tax  Withholding.
              ----------------

          (a) Whenever Ordinary Shares are to be issued in satisfaction of a Stock Option granted hereunder, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.

          (b) When a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with a Stock Option, such payment may be made (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of Ordinary Shares already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, (iv) if permitted by the Committee, through the withholding by the Company of a portion of the Ordinary Shares acquired upon the exercise of the Stock Options having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

          (c) As a condition to the issuance of Ordinary Shares covered by any Incentive Stock Option, the Company may require the party exercising such Stock Option to give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Ordinary Shares covered by an Incentive Stock Option that the party exercising such Stock Option give a satisfactory written representation promising to make such a remittance.

     14.6     Indemnification of Board and Committee.  No member of the Board or
              --------------------------------------
the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     14.7     Government  Regulations.  Notwithstanding  any  of  the provisions
              -----------------------
hereof, or of any written agreements evidencing Stock Options, Elected Shares or Restricted Shares granted or issued hereunder, the obligation of the Company to issue, sell and deliver shares and remove any restrictions on any Elected Shares or Restricted Shares shall be subject to all applicable laws, rules and regulations and to such approvals by any government agencies or national securities exchanges as may be required. The Participant shall not exercise any Stock Option, and the Company shall not be obligated to issue any shares or remove restrictions on any Elected Shares or Restricted Shares, if such exercise, issuance or removal would constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority or any agreement with any stock exchange.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed effective as of the 2nd day of December, 1998.

                                   TRITON  ENERGY  LIMITED


                                   By:     ______________________________
                                           James C. Musselman, President
                                             and Chief Executive  Officer

Attest:


______________________________
Robert  B.  Holland,  III,
Secretary